Critical Accounting Estimates and Judgements	12 Months Ended
Dec. 31, 2019
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Critical Accounting Estimates and Judgements
5	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS
Estimates and judgments used are continuously evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. These estimates are based on information available through the date of the issuance of the financial statements. Therefore, actual results could differ from those estimates.

5.1	Critical accounting estimates and assumptions
The Group makes estimates and assumptions concerning the future. The resulting accounting estimates are based on information available through the date of issuance of the financial statements, therefore, actual results could differ from those estimates. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

a)	Estimated impairment of goodwill and other intangible assets with an indefinite useful life
Impairment reviews are undertaken annually to determine if goodwill arising from business acquisitions and other intangible assets with indefinite useful life are impaired, in accordance with the policy described in Note
2.15-i).
For this purpose, goodwill is allocated to the different Cash Generating Unit (“CGU”) to which it relates while other intangible assets with indefinite useful life are assessed individually. The recoverable amounts of the CGU and of other intangible assets with indefinite useful life have been determined based on the higher of their value-in-use
and fair value less costs to sell. This evaluation requires the exercise of Management’s professional judgment to analyze any potential indicators of impairment as well as the use of estimates in determining the value in use, including preparing future cash flows, macro-economic forecasts as well as defining the interest rate at which said cash flows will be discounted.
If the Group experiences a significant drop in revenues or a drastic increase in costs or changes in other factors, the fair value of their business units might decrease. If management determines that the factors reducing the fair value of the business are permanent, those economic factors will be taken into consideration to determine the recoverable amount of those business units and therefore, goodwill, as well as other intangible assets with indefinite useful life may be deemed to be impaired, which may cause their write-down.
In accordance with the impairment evaluations carried out by Management, losses due to impairment of goodwill and trademarks have been recognized by the decrease in the expected flows
b
ecau
s
e
of a reduction of the contracts’ “backlog”.

At December 31, 2018, and 2019 the Group has performed a sensitivity analysis increasing or decreasing the assumptions of gross margin, discount rate, and revenue and terminal growth rate by a 10%, with all the other variables held constant, as follows:

	Difference between recoverable amount and carrying amounts
	2018		2019
Goodwill
Gross margin	(10%)	+10%	(10%)	+10%
Engineering and construction	0.51%	41.12%	(25.54%)	(4.25%)
Electromechanical	(9.73%)	38.89%	35.63%	52.97%

Discount rate:	(10%)	+10%	(10%)	+10%
Engineering and construction	39.19%	6.65%	(4.30%)	(23.09%)
Electromechanical	29.36%	2.97%	48.89%	39.92%

Terminal growth rate:	(10%)	+10%	(10%)	+10%
Engineering and construction	18.48%	23.30%	(16.31%)	(13.38%)
Electromechanical	12.90%	16.34%	42.36%	46.32%

Trademarks
Revenue growth rate:	(10%)	+10%	(10%)	+10%
Morelco	75.00%	116.27%	22.14%	60.11%
Vial y Vives - DSD	27.40%	55.71%	110.69%	72.38%

Discount rate:	(10%)	+10%	(10%)	+10%
Morelco	126.00%	72.33%	63.02%	23.56%
Vial y Vives - DSD	29.54%	55.99%	78.72%	106.64%

Terminal growth rate:	(10%)	+10%	(10%)	+10%
Morelco	91.70%	99.82%	37.49%	44.02%
Vial y Vives - DSD	38.99%	44.26%	88.07%	95.20%
In 2019, if the gross margin, discount rate or terminal growth rate had been 10% below or 10% above Management’s estimates, the Group would not have recognized a provision for impairment of goodwill in the Electromechanical CGU (GMA); however, at the same variation, the Group would have to recognized a provision for impairment of the Engineering and Construction (Morelco). In 2018, if the discount rate or terminal growth rate had been 10% below or 10% above Management’s estimates, the Group would not have recognized a provision for impairment of goodwill; however, at the same variation in gross margin, the Group would have to recognized a provision for impairment of the Electromechanical GMA.
As a result of these assessments, as of December 31, 2019, an impairment of the goodwill in Morelco was identified and recorded in the Engineering and Construction CGU. In 2018, it was not necessary to record an impairment provision. (Note 17).

In 2018 and 2019, if the revenue growth rate, terminal growth rate or the discount rate had been 10% below or had been 10% above Management’s estimates, the Group would have not recognized a provision for impairment in trademarks.
At December 31, 2019, as a result of these evaluations, a reversal of goodwill impairment was identified and recorded in the Engineering and Construction CGU, trademark impairment in Vial y
Vives-DSD
.
In 2018, it was not necessary to record an impairment provision (Note 17).
b) Income taxes
Determination of the tax obligations and expenses requires interpretations of the applicable tax laws and regulations. The Group seeks legal and tax counsel before making any decision on tax matters.

Deferred income tax assets and liabilities are calculated on the temporary differences arising between the tax basis of assets and liabilities and the amounts stated in the financial statement of each entity that makes up the Group, using the tax rates in effect in each of the years in which the difference is expected to reverse. Any change in tax rates will affect the deferred income tax assets and liabilities. This change will be recognized in the consolidated statement of income in the period in which the change takes effect.
Deferred income tax assets are recognized only to the extent that it is probable that future taxable profits will be available against which deductible temporary differences and tax loss carryforwards can be utilized. For this purpose, the Group takes into consideration all available evidence, including factors such as historical data, projected income, current operations, and tax planning strategies. A tax benefit related to a tax position is only recognized if it is more likely than not that the benefit will ultimately be realized.
As of December 31, 2019, the
 Group’s possible maximum exposure to tax contingencies amount to S/71.4 million

(S/15.7 million in 2018).
The income tax for the year includes Management’s evaluation of the amount of taxes to be paid in uncertain tax positions, where the liabilities have not yet been agreed with the tax administration.

c)	Percentage of completion revenue recognition
Revenues from engineering and construction contracts are recognized by the percentage of completion method, which requires estimating the margin that will be obtained prior to the culmination of works. Projections of these margins are determined by management based on their estimated budgets execution and adjusted periodically to reflect actual performance as work is completed. In this regard, management believes that the estimates made at the end of the year are reasonable. When changes occur that were not approved in a project’s original scope of work, income is recognized as equivalent to the cost incurred (i.e. no profit is recognized) until such changes have been approved.
Contract revenue and cost related to contracts are recognized in the company’s consolidated statement of comprehensive income in the accounting periods in which the work was executed. Costs related to the construction contract costs are recognized as works in the consolidated comprehensive income in the accounting periods in which the work was executed. However, any expected and likely cost overruns related to the contract over total expected income under the contract is recognized as an expense immediately. In addition, any change in the estimates under the contract is recognized as a change in accounting estimates in the period in which the change is made and future periods if applicable. In certain construction contracts, the terms of these agreements allow to retain an amount to customers until it culminates with construction. Under these contracts, the total amount cannot be recognized until the construction is finished.
As of December 31, 2017, 2018 and 2019, a sensitivity analysis was performed considering a 10% increase/decrease in the Group’s gross margins, as follows:

	2017	2018	2019
Revenues	2,214,108	1,961,100	2,411,880
Gross profit	106,902	32,685	60,317
%	4.83	1.67	2.50
Plus 10%	5.31	1.84	2.75

Increase in profit before income tax	10,667	3,399	6,010

	117,569	36,084	66,327

Less 10%	4.35	1.50	2.25

Decrease in profit before income tax	(10,667)	(3,399)	(6,010)

	96,235	29,286	54,307

d)	Provision for well closure costs
At December 31, 2019, the present value of the estimated provision for the closure of 189 wells located in Talara amounted to S/50.1 million (S/20.3 million as of December 31, 2018, for the closure of 158 wells). The well closure liability is adjusted to reflect the changes that resulted from the passage of time and from reviews of either the date of occurrence or the amount of the present value of the originally estimated obligations (Note
17-d).
The Group estimates the present value of its future obligation for well closure costs, or well closure liability, and increases the carrying amount of the asset that will be withdrawn in the future and that is shown under the heading of intangibles in the consolidated statement of financial position.
The
pre-tax
discount rate used for the present value calculation was 1.58% for Block I and 1.66% for Block V (2.46% for block I and 2.51% for block V for the year 2018), and 2.33% for Blocks III and IV, (2.98% for the year 2018) based on 3, 5 and
30-year
rate used on U.S. bonds effective at December 31, 2018 and 2019.
If on December 31, 2018, and 2019, the estimated rate had increased or decreased by 10%, with all variables held constant, the impact on pre-tax
profit would not have been significant.

e)	Impairment of investment in associate and account receivable to Gasoducto Sur Peruano S.A. (GSP)
Based on the termination of the concession agreement, on which Gasoducto Sur Peruano S.A. (GSP) acts as concessionaire (Note 15
a-i),
as well as the agreements taken at the end of the year, the Group identified potential impairment indicators affecting the recoverability of its investment. Consequently, the Group impaired the full investment amount.
In that process, the Group has applied judgment to weight the various uncertainties surrounding the amount that can be recovered from this investment. Management has determined the recoverable amount assuming the following key factors: (i) the amount that GSP will recover as a result of a possible public auction, (ii) the liquidation of the company via the GSP Creditor´s meeting, and (iii) the validity of its right to subordinate the Odebrecht Group’s debts in GSP.
The calculation of the impairment estimate assumes a process of liquidation of GSP in accordance with Peruvian legislation, whereby the value of the asset to be recovered is first applied to the payments of liabilities in the different categories of creditors and the remainder, if it is the case, to the payment of the shareholders, taking into account the existing subordination agreements.
As of December 31, 2018 in relation to the amount to be recovered by GSP, the Group is assuming a recovery of the minimum amount established in the concession agreement, which is equivalent to 72.25% of the Net Carrying Amount (NCA) of the Concession assets. This amount, in substance, represents a minimum payment to be obtained by GSP based on a public auction (liquidation) to be set up for the adequate transfer of the Concession’s assets to a new Concessionaire, under the relevant contractual terms and conditions. Additionally, given the situation of non-compliance
by the Peruvian State and the situation in which the process of forming the creditors’ meeting was, and according to the opinion of lawyers for similar cases, the term for five years was estimated the recovery of the account receivable.
As of December 31, 2019, as a result of events that occurred during 2019, certain assumptions were changed with respect to the company’s estimated recovery of the net carrying amount (
valor contable neto
) of GSP. In December 2019, as mentioned in note 1, the Group signed a preliminary settlement and cooperation agreement with Peruvian authorities, and in addition, the creditors’ meeting of GSP remains delayed. Consequently, any legal actions that GSP could initiate in order to collect have also been postponed, and therefore the time expected for the collection of the receivables has increased. As a result, we have estimated a period of 8 years to collect the receivables
, and that GSP was likely to recover
50%

of the net carrying amount.

5.2	Critical judgments in applying the accounting policies
Consolidation of entities in which the Group holds less than 50%
The Group owns some direct and indirect subsidiaries of which the Group has control even though it has less than 50% of the voting rights. These subsidiaries mainly comprise indirect subsidiaries in the real estate business owned through Viva GyM S.A., having the power to affect the relevant activities that impact the subsidiaries’ returns, even though the Group holds interest between 30% and 50%. Additionally, the Group has control de facto
by a contractual agreement with the majority investor over Promotora Larcomar S.A. of which it owns 46.55% of the equity interest.
Consolidation of entities in which the Group does not have joint control but holds rights and obligations over the assets and liabilities
The Group assesses, on an ongoing basis, the nature of the contracts signed with one or more parties. If no control or joint control is determined to be held by the Group, but it has rights over assets and obligations for liabilities under the arrangement, then the Group recognizes its assets, liabilities, revenue and expenses and its share of any jointly controlled assets or liabilities and any revenue or expense arising under the arrangement as a joint operation in accordance with IFRS 11 - Joint arrangements (Note
2.2-d).